SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                         Date of Report - April 25, 2003
                         -------------------------------
                        (Date of Earliest Event Reported)



                              EQUITY ONE ABS, INC.
     ----------------------------------------------------------------------
     (as depositor under a certain Pooling and Servicing Agreement dated as of January 31, 2003, providing for the issuance of Mortgage
                   Pass-Through Certificates, Series 2003-1)
             (Exact Name of Registrant as specified in its charter)



        Delaware                   333-81506-05                 52-2029487
------------------------      ---------------------      -----------------------
(State of Incorporation)      (Commission File No.)      (IRS Employer I.D. No.)

     103 Springer Building, 3411 Silverside Road, Wilmington, Delaware 19803
     -----------------------------------------------------------------------
                    (Address of principal executive offices)


Registrant's telephone number, including area code:   (302) 478-6160

Item 5.  Other Events.
---------------------

     Attached hereto as Annex A is a copy of the Statement to Certificateholders
sent  to  Class  AF-1,  AF-2,  AF-3,  AF-4,   AV-1A,   AV-1B,  M-1,  M-2  and  B
Certificateholders with respect to the April 25, 2003 Distribution Date.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EQUITY ONE ABS, INC.



                                        By:/s/ James H. Jenkins
                                           -------------------------------------
                                           James H. Jenkins,
                                           Senior Vice President and CFO



Dated:  April 29, 2003

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                        Statement to Certificateholders
                                 April 25, 2003
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                                DISTRIBUTION IN DOLLARS
--------------------------------------------------------------------------------------------------------------------
            ORIGINAL      BEGINNING                                                                      ENDING
             FACE         PRINCIPAL                                                 REALIZED DEFERRED  PRINCIPAL
CLASS        VALUE         BALANCE        PRINCIPAL     INTEREST           TOTAL     LOSSES  INTEREST   BALANCE
--------------------------------------------------------------------------------------------------------------------
AF1     151,000,000.00  143,907,789.43  7,607,060.91    180,304.47     7,787,365.38   0.00    0.00    136,300,728.52
AF2      51,000,000.00   51,000,000.00          0.00    132,855.00       132,855.00   0.00    0.00     51,000,000.00
AF3      17,000,000.00   17,000,000.00          0.00     58,352.50        58,352.50   0.00    0.00     17,000,000.00
AF4      13,896,000.00   13,896,000.00          0.00     57,830.52        57,830.52   0.00    0.00     13,896,000.00
AV1A     91,305,000.00   90,355,656.43  1,883,430.57    129,547.42     2,012,977.99   0.00    0.00     88,472,225.86
AV1B     97,927,000.00   96,744,492.30  1,341,871.03    139,540.49     1,481,411.52   0.00    0.00     95,402,621.27
M1       32,860,000.00   32,860,000.00          0.00    133,083.00       133,083.00   0.00    0.00     32,860,000.00
M2       27,805,000.00   27,805,000.00          0.00    134,135.95       134,135.95   0.00    0.00     27,805,000.00
B        22,749,000.00   22,749,000.00          0.00    135,015.32       135,015.32   0.00    0.00     22,749,000.00
R                 0.00            0.00          0.00          0.00             0.00   0.00    0.00              0.00
--------------------------------------------------------------------------------------------------------------------
TOTALS  505,542,000.00  496,317,938.16 10,832,362.51  1,100,664.67    11,933,027.18   0.00    0.00    485,485,575.65
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
X       505,542,776.78  498,709,257.38          0.00          8.06             8.06   0.00    0.00    490,165,496.25
--------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------  ----------------------
                                FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                   PASS-THROUGH RATES
--------------------------------------------------------------------------------------------  ----------------------
                                                                                                        CURRENT
                       BEGINNING                                                  ENDING                  RATE
CLASS   CUSIP          PRINCIPAL       PRINCIPAL     INTEREST      TOTAL         PRINCIPAL     CLASS   PASS-THRU
--------------------------------------------------------------------------------------------  ----------------------
AF1     294751BS0     953.03171808   50.37788682   1.19406934   51.57195616    902.65383126     AF1     1.455000 %
AF2     294751BT8   1,000.00000000    0.00000000   2.60500000    2.60500000  1,000.00000000     AF2     3.126000 %
AF3     294751BU5   1,000.00000000    0.00000000   3.43250000    3.43250000  1,000.00000000     AF3     4.119000 %
AF4     294751BV3   1,000.00000000    0.00000000   4.16166667    4.16166667  1,000.00000000     AF4     4.994000 %
AV1A    294751BW1     989.60250183   20.62790176   1.41884256   22.04674432    968.97460008     AV1A    1.665000 %
AV1B    294751CA8     987.92459996   13.70276870   1.42494399   15.12771268    974.22183126     AV1B    1.675000 %
M1      294751BX9   1,000.00000000    0.00000000   4.05000000    4.05000000  1,000.00000000     M1      4.860000 %
M2      294751BY7   1,000.00000000    0.00000000   4.82416652    4.82416652  1,000.00000000     M2      5.789000 %
B       294751BZ4   1,000.00000000    0.00000000   5.93500022    5.93500022  1,000.00000000     B       7.122000 %
--------------------------------------------------------------------------------------------  ----------------------
TOTALS                981.75411372   21.42722565   2.17719729   23.60442294    960.32688807
--------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------  ----------------------
X             N/A     986.48280677    0.00000000   0.00001594    0.00001594    969.58263230     X       0.000000 %
--------------------------------------------------------------------------------------------  ----------------------

--------------------------------------------------------------------------------
          IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT,
                 PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                  Peggy L Remy
               JPMorgan Chase Bank - Structured Finance Services
                          4 New York Plaza, 6th Floor
                            New York, New York 10004
                   Tel: (212) 623-4483 / Fax: (212) 623-5930
                        Email: Peggy.l.remy@jpmorgan.com
--------------------------------------------------------------------------------


[LOGO]             Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
JPMorgan

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                 April 25, 2003
--------------------------------------------------------------------------------

Sec. 4.03(a)(i)         Funds Allocable to Certificate Principal

                                Group I Scheduled Principal           313,626.05
                                Group I Curtailments                   35,972.09
                                Group I Prepayments                 5,650,285.20
                                Group I Liquidation Proceeds                0.00

                                Group II-A Scheduled Principal         61,329.14
                                Group II-A Curtailments                 7,568.36
                                Group II-A Prepayments              1,416,612.32
                                Group II-A Liquidation Proceeds             0.00

                                Group II-B Scheduled Principal         66,277.53
                                Group II-B Curtailments                  -739.45
                                Group II-B Prepayments                992,829.89
                                Group II-B Liquidation Proceeds             0.00

                                Extra Principal Distribution Amount 2,288,601.38

Sec. 4.03 (a)(ii)       Interest Distribution Amounts

                                Interest Distribution - AF-1          180,304.47
                                Unpaid Interest - AF-1                      0.00
                                Remaining Unpaid Interest - AF-1            0.00

                                Interest Distribution - AF-2          132,855.00
                                Unpaid Interest - AF-2                      0.00
                                Remaining Unpaid Interest - AF-2            0.00

                                Interest Distribution - AF-3           58,352.50
                                Unpaid Interest - AF-3                      0.00
                                Remaining Unpaid Interest - AF-3            0.00

                                Interest Distribution - AF-4           57,830.52
                                Unpaid Interest - AF-4                      0.00
                                Remaining Unpaid Interest - AF-4            0.00

                                Interest Distribution - AV-1A         129,547.42
                                Unpaid Interest - AV-1A                     0.00
                                Remaining Unpaid Interest - AV-1A           0.00

                                Interest Distribution - AV-1B         139,540.49
                                Unpaid Interest - AV-1B                     0.00
                                Remaining Unpaid Interest - AV-1B           0.00

                                Interest Distribution - M-1           133,083.00
                                Unpaid Interest - M-1                       0.00
                                Remaining Unpaid Interest - M-1             0.00

[LOGO]             Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
JPMorgan

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                 April 25, 2003
--------------------------------------------------------------------------------

                                Interest Distribution - M-2           134,135.95
                                Unpaid Interest - M-2                       0.00
                                Remaining Unpaid Interest - M-2             0.00

                                Interest Distribution - B             135,015.32
                                Unpaid Interest - B                         0.00
                                Remaining Unpaid Interest - B               0.00

Sec. 4.03(a)(iii)       Available Funds Shortfall

                                Class AF-1 Available Funds Shortfall        0.00
                                Class AF-2 Available Funds Shortfall        0.00
                                Class AF-3 Available Funds Shortfall        0.00
                                Class AF-4 Available Funds Shortfall        0.00
                                Class AV-1A Available Funds Shortfall       0.00
                                Class AV-1B Available Funds Shortfall       0.00
                                Class M-1 Available Funds Shortfall         0.00
                                Class M-2 Available Funds Shortfall         0.00
                                Class B Available Funds Shortfall           0.00

Sec. 4.03(a)(v)         Pool Principal Balances

                                Group I Beginning Pool Balance    311,055,231.11
                                Group I Ending Pool Balance       305,055,347.77
                                Group II-A Beginning Pool Balance  90,602,927.15
                                Group II-A Ending Pool Balance     89,117,417.33
                                Group II-B Beginning Pool Balance  97,051,099.12
                                Group II-B Ending Pool Balance     95,992,731.15
                                Total Beginning Pool Balance      498,709,257.38
                                Total Ending Pool Balance         490,165,496.25

Sec. 4.03(a)(vi)        Servicing Fee

                                Group I Servicing Fee                 129,606.35
                                Group II-A Servicing Fee               37,751.22
                                Group II-B Servicing Fee               40,437.96

Sec. 4.03(a)(viii)      Delinquency Advances

                                Group I Delinquency Advances
                                  Included in Current Distribution          0.00
                                Group I Recouped Advances Included
                                  in Current Distribution              97,906.15
                                Group I Recouped Advances From
                                  Liquidations                              0.00
                                Group I Aggregate Amount of Advances
                                  Outstanding                         407,818.36

                                Group II-A Delinquency Advances
                                  Included in Current Distribution          0.00
                                Group II-A Recouped Advances Included
                                  in Current Distribution              30,535.60
                                Group II-A Recouped Advances From
                                  Liquidations                              0.00
                                Group II-A Aggregate Amount of
                                  Advances Outstanding                175,188.13

[LOGO]             Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
JPMorgan

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                 April 25, 2003
--------------------------------------------------------------------------------

                                Group II-B Delinquency Advances
                                  Included in Current Distribution          0.00
                                Group II-B Recouped Advances Included
                                  in Current Distribution              16,880.87
                                Group II-B Recouped Advances From
                                  Liquidations                              0.00
                                Group II-B Aggregate Amount of
                                  Advances Outstanding                 47,805.74

Section 4.03(a)(ix) A   Group I,Group II-A, and Group II-B
                          Loans Delinquent

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days      389     36,066,829.19           11.82 %
                        31-60 days       45      4,423,318.04            1.45 %
                        61-90 days       13        959,138.51            0.31 %
                          91+days         3        418,688.17            0.14 %
                          Total         450     41,867,973.91           13.72 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       73      7,784,706.97            8.74 %
                        31-60 days        9        998,363.94            1.12 %
                        61-90 days        3        180,382.17            0.20 %
                         91+days          1         48,335.08            0.05 %
                          Total          86      9,011,788.16           10.11 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                         Period        Number   Principal Balance     Percentage
                         0-30 days       68     10,179,552.75           10.60 %
                        31-60 days       11      1,271,634.92            1.32 %
                        61-90 days        6        658,197.34            0.69 %
                          91+days         1         61,966.28            0.06 %
                          Total          86     12,171,351.29           12.67 %
                        --------------------------------------------------------

Sec. 4.03 (a)(ix) B     Group I,Group II-A, and Group II-B
                          Loans in Foreclosure

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

Sec. 4.03(a)(x),(xi)    Group I,Group II-A, and Group II-B Loans in REO

[LOGO]             Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
JPMorgan

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                 April 25, 2003
--------------------------------------------------------------------------------

                        --------------------------------------------------------
                                                Group 1
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 2
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                        --------------------------------------------------------
                                                Group 3
                        --------------------------------------------------------
                        Number          Principal Balance         Percentage
                          0                     0.00                 0.00 %
                        --------------------------------------------------------

                                Market Value of Group I REO Loans           0.00
                                Market Value of Group II-A REO Loans        0.00
                                Market Value of Group II-B REO Loans        0.00

Sec. 4.03(a)(xii)       Aggregate Stated Principal Balance of the Three
                          Largest Loans

                                Group I Three Largest Loans         2,113,777.73
                                Group II-A Three Largest Loans        990,159.08
                                Group II-B Three Largest Loans      1,887,207.58

Sec. 4.03(a)(xiii)      Net WAC Cap Carryover

                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AF-1 Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1A Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Amounts Due                               0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Amounts Paid                              0.00
                                Class AV-1B Net WAC Cap Carryover
                                  Remaining Amounts Due                     0.00

Sec. 4.03(a)(xiv)       Aggregate Principal Balance of Balloon
                          Loans with Original Terms <= 36 Months
                          and 60+ Contractually Past Due

                                Group I Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-A Aggregate Principal Balance
                                  of Balloon Loans                          0.00
                                Group II-B Aggregate Principal Balance
                                  of Balloon Loans                          0.00

Sec. 4.03 (a)(xv)       Realized Losses
,(xxii)
                                Group I Current Period Realized Losses      0.00
                                Group I Cumulative Realized Losses          0.00
                                Group II-A Current Period Realized Losses   0.00
                                Group II-A Cumulative Realized Losses       0.00
                                Group II-B Current Period Realized Losses   0.00

[LOGO]             Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
JPMorgan

--------------------------------------------------------------------------------
     Equity One ABS, Inc. Mortgage Pass-Through Certificates, Series 2003-1
                                 April 25, 2003
--------------------------------------------------------------------------------

                                Group II-B Cumulative Realized Losses       0.00

Sec. 4.03 (a)(xvi)      Reserve Fund

                                Beginning Balance of Reserve Fund           0.00
                                Funds Withdrawn From Reserve Fund
                                  For Distribution                          0.00
                                Funds Deposited to Reserve Fund             0.00
                                Ending Balance of Reserve Fund              0.00

Sec. 4.03 (a)(xvii)     Number of Loans Repurchased

                                Group I Number of Loans Repurchased         0.00
                                Group II-A Number of Loans Repurchased      0.00
                                Group II-B Number of Loans Repurchased      0.00

Sec. 4.03 (a)(xviii)    Weighted Average Mortgage Rate of
                          Outstanding Loans (as of first day of
                          related Due Period)

                                Group I Weighted Average Mortgage Rate 8.92 % Group II-A Weighted Average Mortgage Rate 8.29 % Group II-B Weighted Average Mortgage Rate 8.26 %

Sec. 4.03 (a)(xix)      Weighted Average Remaining Term of Outstanding
                          Loans

                                Group I Weighted Average Remaining Term 244.00 Group II-A Weighted Average Remaining
                                  Term                                    354.00
                                Group II-B Weighted Average Remaining
                                  Term                                    353.00

Sec. 4.03 (a)(xxi)      Overcollateralization Amounts
,(xxii),(xxiii)
                                Overcollateralization Amount        4,679,920.60
                                Overcollateralization Target
                                  Amount                           20,221,711.07
                                Overcollateralization Release
                                  Amount                                    0.00
                                Overcollateralization Deficiency
                                  Amount                           15,541,790.47

Sec. 4.03 (a)(xxiv)     Trigger Events

                                Has a Trigger Event Occurred and
                                  is continuing?                              NO
                                Cumulative Realized Losses as a percentage
                                  of the Original Pool Balance            0.00 %
                                Senior Enhancement Percentage            17.51 %
                                Senior Specified Enhancement Percentage  41.00 %

Sec. 4.03 (a)(xxv)      60+ Day Delinquent Loans

                                60+ Day Delinquent Loans as a percentage
                                  of the current Pool Balance             0.47 %

Sec. 4.03 (a)(xxvi)     Amount of Funds Collected by Trustee under
                        Yield Maintenance Agreement                         0.00

[LOGO]             Copyright(C)2001 J.P. Morgan Chase & Co. All rights reserved.
JPMorgan